PROVISIONS, CONTINGENCIES AND COMMITMENTS	12 Months Ended
Dec. 31, 2019
Disclosure of Other Provisions, Contingent Liabilities and Commitments [Abstract]
PROVISIONS, CONTINGENCIES AND COMMITMENTS
NOTE 9: PROVISIONS, CONTINGENCIES AND COMMITMENTS
ArcelorMittal recognizes provisions for liabilities and probable losses that have been incurred when it has a present legal or constructive obligation as a result of past events, it is probable that the Company will be required to settle the obligation and a reliable estimate of the amount of the obligation can be made. If the effect of the time value of money is material, provisions are discounted using a current pre-tax rate that reflects, where appropriate, the risks specific to the liability. Where discounting is used, the increase in the provision due to the passage of time is recognized as a financing cost. Future operating expenses or losses are excluded from recognition as provisions as they do not meet the definition of a liability. Contingent assets and contingent liabilities are excluded from recognition in the consolidated statements of financial position.
Provisions for onerous contracts are recorded in the consolidated statements of operations when it becomes known that the unavoidable costs of meeting the obligations under the contract exceed the economic benefits expected to be received.
Assets dedicated to the onerous contracts are tested for impairment before recognizing a separate provision for the onerous contract.
Provisions for restructuring are recognized when and only when a detailed formal plan exists and a valid expectation in those affected by the restructuring has been raised, by starting to implement the plan or announcing its main features.
ArcelorMittal records asset retirement obligations (“ARO”) initially at the fair value of the legal or constructive obligation in the period in which it is incurred and capitalizes the ARO by increasing the carrying amount of the related non-current asset. The fair value of the obligation is determined as the discounted value of the expected future cash flows. The liability is accreted to its present value through net financing cost and the capitalized cost is depreciated in accordance with the Company’s depreciation policies for property, plant and equipment. Subsequently, when reliably measurable, ARO is recorded on the consolidated statements of financial position increasing the cost of the asset and the fair value of the related obligation. Foreign exchange gains or losses on AROs denominated in foreign currencies are recorded in the consolidated statements of operations.
ArcelorMittal is subject to changing and increasingly stringent environmental laws and regulations concerning air emissions, water discharges and waste disposal, as well as certain remediation activities that involve the clean-up of soil and groundwater. ArcelorMittal is currently engaged in the investigation and remediation of environmental contamination at a number of its facilities. Most of these are legacy obligations arising from acquisitions.
Environmental costs that relate to current operations or to an existing condition caused by past operations, and which do not contribute to future revenue generation or cost reduction, are expensed. Liabilities are recorded when environmental assessments and/or remedial efforts are probable and the cost can be reliably estimated based on ongoing engineering studies, discussions with the environmental authorities and other assumptions relevant to the nature and extent of the remediation that may be required. The ultimate cost to ArcelorMittal is dependent upon factors beyond its control such as the scope and methodology of the remedial action requirements to be established by environmental and public health authorities, new laws or government regulations, rapidly changing technology and the outcome of any potential related litigation. Environmental liabilities are discounted if the aggregate amount of the obligation and the amount and timing of the cash payments are fixed or reliably determinable.
The estimates of loss contingencies for environmental matters and other contingencies are based on various judgments and assumptions including the likelihood, nature, magnitude and timing of assessment, remediation and/or monitoring activities and the probable cost of these activities. In some cases, judgments and assumptions are made relating to the obligation or willingness and ability of third parties to bear a proportionate or allocated share of cost of these activities, including third parties who sold assets to ArcelorMittal or purchased assets from it subject to environmental liabilities. ArcelorMittal also considers, among other things, the activity to date at particular sites, information obtained through consultation with applicable regulatory authorities and third-party consultants and contractors and its historical experience with other circumstances judged to be comparable. Due to the numerous variables associated with these judgments and assumptions, and the effects of changes in governmental regulation and environmental technologies, both the precision and reliability of the resulting estimates of the related contingencies are subject to substantial uncertainties. As estimated costs to remediate change, the Company will reduce or increase the recorded liabilities through write backs or additional provisions in the consolidated statements of operations. ArcelorMittal does not expect these environmental issues to affect the utilization of its plants, now or in the future.
ArcelorMittal is currently and may in the future be involved in litigation, arbitration or other legal proceedings. Provisions related to legal and arbitration proceedings are recorded in accordance with the principles described above.
Most of these claims involve highly complex issues. Often these issues are subject to substantial uncertainties and, therefore, the probability of loss and an estimation of damages are difficult to ascertain. Consequently, ArcelorMittal may be unable to make a reliable estimate of the expected financial effect that will result from ultimate resolution of the proceeding. In those cases, ArcelorMittal has disclosed information with respect to the nature of the contingency. ArcelorMittal has not accrued a provision for the potential outcome of these cases.
For cases in which the Company was able to make a reliable estimate of the expected loss or range of probable loss and has accrued a provision for such loss, it believes that publication of this information on a case-by-case basis would seriously prejudice the Company’s position in the ongoing legal proceedings or in any related settlement discussions. Accordingly, in these cases, the Company has disclosed information with respect to the nature of the contingency, but has not disclosed its estimate of the range of potential loss.
In the cases in which quantifiable fines and penalties have been assessed, the Company has indicated the amount of such fine or penalty or the amount of provision accrued that is the estimate of the probable loss.
These assessments can involve a series of complex judgments about future events and can rely heavily on estimates and assumptions. The assessments are based on estimates and assumptions that have been deemed reasonable by management. The Company believes that the aggregate provisions recorded for the above matters are adequate based upon currently available information. However, given the inherent uncertainties related to these cases and in estimating contingent liabilities, the Company could, in the future, incur judgments that have a material adverse effect on its results of operations in any particular period. The Company considers it highly unlikely, however, that any such judgments could have a material adverse effect on its liquidity or financial condition.
9.1 Provisions overview

	Balance at December 31, 2018	Additions[1]	Deductions/ Payments	Effects of foreign exchange and other movements		Balance at December 31, 2019
Environmental (see note 9.3)	1,228	97	(95)	(156)	[2]	1,074
Emission rights (see text below)	—	481	—	3		484
Asset retirement obligations (see note 9.3)	422	28	(10)	38		478
Site restoration	141	3	(5)	(3)		136
Staff related obligations	201	65	(64)	(17)		185
Voluntary separation plans	38	30	(13)	(8)		47
Litigation and other (see note 9.3)	369	65	(91)	(31)		312
Tax claims	120	5	(14)	(30)		81
Other legal claims	249	60	(77)	(1)		231
Commercial agreements and onerous contracts	34	29	(16)	(1)		46
Other	101	148	(30)	10		229
	2,534	946	(324)	(165)		2,991
Short-term provisions	539					516
Long-term provisions	1,995					2,475
	2,534					2,991

	Balance at December 31, 2017	Additions[1]	Deductions/ Payments	Effects of foreign exchange and other movements		Balance at December 31, 2018
Environmental (see note 9.3)	815	24	(90)	479	[2]	1,228
Asset retirement obligations (see note 9.3)	427	26	(11)	(20)		422
Site restoration	40	117	(13)	(3)		141
Staff related obligations	183	75	(46)	(11)		201
Voluntary separation plans	79	3	(56)	12		38
Litigation and other (see note 9.3)	328	79	(76)	38		369
Tax claims	126	13	(14)	(5)		120
Other legal claims	202	66	(62)	43		249
Commercial agreements and onerous contracts	24	14	(20)	16		34
Other	126	19	(32)	(12)		101
	2,022	357	(344)	499		2,534
Short-term provisions	410					539
Long-term provisions	1,612					1,995
	2,022					2,534

1.	Additions exclude provisions reversed or utilized during the same year.

2.	Other movements primarily relate to the provisions in connection with environmental remediation obligations in Italy (see note 9.3).

As described in note 6.1.5, the Company uses derivative financial instruments to manage its exposure to fluctuations in prices of emission rights allowances. The expense associated with the provision above was offset by recycling of hedging reserves in 2019 and will be largely offset again in 2020. See note 6.3 for the details of the cash flow hedging in place for emission rights. The Company also receives indirect compensation through rebates on its energy tariffs.
There are uncertainties regarding the timing and amount of the provisions above. Changes in underlying facts and circumstances for each provision could result in differences in the amounts provided for and the actual outflows. In general, provisions are presented on a non-discounted basis due to the uncertainties regarding the timing or the short period of their expected consumption.
Environmental provisions have been estimated based on internal and third-party estimates of contaminations, available remediation technology, and environmental regulations. Estimates are subject to revision as further information develops or circumstances change.
Provisions for site restoration are related to costs in connection with the dismantling of site facilities, mainly in France. In the fourth quarter of 2018, the agreement between ArcelorMittal and the French government regarding a six year idling period of the Florange liquid phase expired. The Company will proceed with the definitive closure of the facility and recorded accordingly provisions of 113 as of December 31, 2019 and December 31, 2018 for the dismantling of the facility.
Provisions for staff related obligations primarily concern the United States and Brazil and are related to various employees’ compensation.
Provisions for voluntary separation plans primarily concern plans in Spain, Belgium and the United States which are expected to be settled within one year.
Provisions for litigation include losses relating to present legal obligations that are considered to be probable. Further detail regarding legal matters is provided in note 9.3.
Provisions for commercial agreements and onerous contracts concern primarily onerous contracts recognized in the United States and Brazil.

Additions in other provisions include 126 related to the indemnification arrangement between the Company and Global Chartering (see note 2.3.1). Other provisions comprise as well technical warranties and guarantees.
9.2 Other long-term obligations

	Balance at December 31,
	2019	2018
Derivative financial instruments (see note 6.1.5)	238	708
Payable from acquisition of financial assets	1,340	1,506
Unfavorable contracts	203	217
Income tax payable	251	184
Other	486	404
Total	2,518	3,019

Derivative financial instruments included 138 and 454 as of December 31, 2019 and 2018, respectively, relating to the pellet purchase agreement that contains a special payment in the U.S. (see note 6.1.5). As of December 31, 2018, derivative financial instruments also included 124 relating to the fair value of the put option granted to ISP in the framework of the acquisition of ArcelorMittal Italia (see note 2.2.4) which was reclassified to current liabilities as of December 31, 2019 (see note 4.8).
As of December 31, 2019 and 2018, payable from acquisition of financial assets included 1,032 and 1,245, respectively, relating to the non-current portion of the consideration payable with respect to the acquisition of ArcelorMittal Italia and 265 and 253, respectively, relating to the financial liability with respect to the acquisition of AMSF (see note 2.2.4).
Unfavorable contracts of 203 and 217 as of December 31, 2019 and 2018, respectively, mainly related to AMSF (see note 2.2.4).
As of December 31, 2019, income tax payable mainly related to income tax contingencies (including unasserted claims) and withholding tax.
9.3 Environmental liabilities, asset retirement obligations and legal proceedings
Environmental Liabilities
ArcelorMittal’s operations are subject to a broad range of laws and regulations relating to the protection of human health and the environment at its multiple locations and operating subsidiaries. As of December 31, 2019, excluding asset retirement obligations, ArcelorMittal had established provisions of 1,074 for environmental remedial activities and liabilities. The provisions for all operations by geographic area were 772 in Europe, 136 in the United States, 127 in South Africa and 39 in Canada. In addition, ArcelorMittal and the previous owners of its facilities have expended substantial amounts to achieve or maintain ongoing compliance with applicable environmental laws and regulations. ArcelorMittal expects to continue to expend resources in this respect in the future.
United States
ArcelorMittal’s operations in the United States have environmental provisions of 136 (exclusive of asset retirement obligations) to address existing environmental liabilities, of which 12 is expected to be spent in 2020. The environmental provisions principally relate to the investigation, monitoring and remediation of soil and groundwater at ArcelorMittal’s current and former facilities. ArcelorMittal USA continues to have significant environmental provisions relating to investigation and remediation at Indiana Harbor, Lackawanna, and its closed coal mining operations in southwestern Pennsylvania. ArcelorMittal USA’s environmental provisions also include 36, with anticipated spending of 2 during 2020, to specifically address the removal and disposal of asbestos-containing materials and polychlorinated biphenyls (“PCBs”).
All of ArcelorMittal’s major operating and former operating sites in the United States are or may be subject to a corrective action program or other laws and regulations relating to environmental remediation, including projects relating to the reclamation of industrial properties. In some cases, soil or groundwater contamination requiring remediation is present at both currently operating and historical sites where ArcelorMittal has a continuing obligation. In other cases, ArcelorMittal USA is required to conduct studies to determine the extent of contamination, if any, that exists at these sites.
ArcelorMittal USA’s Indiana Harbor facility was party to a lawsuit filed by the United States Environmental Protection Agency (the “EPA”) under the United States Resource Conservation and Recovery Act (“RCRA”). An ArcelorMittal USA predecessor company entered into a Consent Decree, which, among other things, requires facility-wide RCRA Corrective Action and sediment assessment and remediation in the adjacent Indiana Harbor Ship Canal. ArcelorMittal USA entered into a Consent Decree Amendment defining the objectives for limited sediment assessment and remediation of a small portion of the Indiana Harbor Ship Canal. The provisions for environmental liabilities include 8 for such sediment assessment and remediation, and 4 for RCRA Corrective Action at the Indiana Harbor facility itself. Remediation ultimately may be necessary for other contamination that may be present at Indiana Harbor, but the potential costs of any such remediation cannot yet be reasonably estimated at this time.
An approximately 489-acre portion of ArcelorMittal USA’s properties in Lackawanna, New York is subject to Resource Conservation and Recovery Act RCRA Corrective Action. RCRA Corrective Action requires the Company to complete a Facilities Assessment ("RFA"), a Facility Investigation ("RFI"), and a Corrective Measures Study ("CMS"). The New York State Department of Environmental Conservation ("NYDEC" ) and the US EPA Region 2 approved the RFA and RFI. ArcelorMittal USA has completed implementation of Interim Measures at eleven of the most significant former solid waste management locations including installation and operation of a ground water treatment system, dredging of a local waterway known as Smokes Creek, and containment of certain onsite wastes at a historic onsite landfill. The CMS was performed by ArcelorMittal USA under a Consent Order with the NYDEC. The CMS assessed the need for additional remedial actions and recommended post- closure activities at 20 additional solid waste management locations on the site. The CMS was completed and accepted as final in 2019 by NYDEC. The NYDEC is currently preparing a draft Remedial Action Plan that selects final comprehensive measures subject to comments from the public and ArcelorMittal USA. ArcelorMittal USA’s provisions for environmental liabilities include 31 for anticipated remediation and post-remediation activities at this site. The provisioned amount is based upon remedial measures recommended in the CMS, including excavation and consolidation of contaminated soil and fill into an on-site containment facilities, as well as expansion and continued operation of groundwater pump and treatment systems.
ArcelorMittal USA is required to prevent acid mine drainage from discharging to surface waters at its closed mining operations in southwestern Pennsylvania. ArcelorMittal USA entered into a revised Consent Order and Agreement outlining a schedule for implementation of capital improvements and requiring the establishment of a treatment trust, estimated by the PaDEP to be the net present value of all future treatment cost. ArcelorMittal USA has been funding the treatment trust, which reached the target value in 2017. This target value is based on average spending over the last three years. ArcelorMittal can be reimbursed from the fund for the continuing cost of treatment of acid mine drainage, which was done during 2019 for the prior year (2018 operating costs). The trust had a market value of 49 as of December 31, 2019. ArcelorMittal USA’s provisions for environmental liabilities include 33 for this matter.
In 2011, the United States EPA Region V issued Notices of Violations ("NOVs") to Indiana Harbor, Burns Harbor and Cleveland alleging operational noncompliance based primarily on self-reported Title V permit concerns. A comprehensive Settlement was reached with the United States EPA and affected state agencies involving all NOVs which is anticipated to encompass self-reported non-compliance through September 30, 2018. This settlement was finalized by the parties and awaits issuance from the federal court in the Northern District of Indiana. The settlement will include payment of penalties and injunctive relief. Liabilities associated with this comprehensive settlement are estimated at 7.
Europe
Environmental provisions for ArcelorMittal’s operations in Europe total 772 and are mainly related to the investigation and remediation of environmental contamination at current and former operating sites in France (72), Belgium (230), Luxembourg (43), Poland (27), Germany (26), Italy (366) and Spain (8). This investigation and remediation work relates to various matters such as decontamination of water discharges, waste disposal, cleaning water ponds and remediation activities that involve the clean-up of soil and groundwater. These provisions also relate to human health protection measures such as fire prevention and additional contamination prevention measures to comply with local health and safety regulations.
France
In France, there is an environmental provision of 72, principally relating to the remediation of former sites, including several coke plants, and the capping and monitoring of landfills or basins previously used for residues and secondary material.
The remediation of the coke plants concerns mainly the Thionville, Moyeuvre Grande, Homecourt, Hagondange and Micheville sites, and is related to treatment of soil and groundwater. At Thionville coke plant, the remediation process is ongoing. At Moyeuvre-Petite, the operation of covering the sludge basins is underway. ArcelorMittal is responsible for closure and final rehabilitation of the rest of the site, that is to say the former Conroy and Pérotin slag-heaps, from which the administrative procedure for cessation of activity is underway. The year 2020 will be devoted in particular to the development of the detailed remediation project. At other sites, ArcelorMittal France is responsible for monitoring the concentration of organic compound and heavy metals in soil and groundwater. Following the official closure at the end of 2018 of the liquid phase in Florange, ArcelorMittal France has started the studies to dismantle the site and recorded a site restoration provision of 113 related to such activity (see note 9.1).
ArcelorMittal France has an environmental provision that principally relates to the remediation and improvement of storage of secondary materials, the disposal of waste at different ponds and landfills and an action plan for removing asbestos from the installations and mandatory financial guarantees to cover risks of major accident hazard or for gasholders and waste storage. Most of the provision relates to the stocking areas at the Dunkirk site that will need to be restored to comply with local law and to the mothballing of the liquid phase in Florange, including study and surveillance of soil and water to prevent environmental damage, treatment and elimination of waste and financial guarantees demanded by Public Authorities. The environmental provisions also include treatment of slag dumps at Florange and Dunkirk sites as well as removal and disposal of asbestos-containing material at the Dunkirk and Mardyck sites.
ArcelorMittal France also has an environmental provision that principally relates to the remediation and improvement of storage of secondary materials, the disposal of waste at different ponds and landfills: the stocking areas at the Dunkirk site need to be restored to comply with local law.
Industeel France has an environmental provision that principally relates to ground remediation at the Le Creusot site and to the rehabilitation of waste disposal areas at the Châteauneuf site.
Belgium
In Belgium, there is an environmental provision of 230 of which the most significant elements are legal site remediation obligations linked to the closure of the primary installations at ArcelorMittal Belgium (Liège). The provisions also concern the external recovery and disposal of waste, residues or by-products that cannot be recovered internally on the ArcelorMittal Gent and Liège sites and the removal and disposal of asbestos-containing material.
Luxembourg
In Luxembourg, there is an environmental provision of 43, which relates to the post-closure monitoring and remediation of former production sites, waste disposal areas, slag deposits and mining sites.
In 2007, ArcelorMittal Luxembourg sold the former Ehlerange slag deposit (93 hectares) to the State of Luxembourg. ArcelorMittal Luxembourg is contractually liable to clean the site and move approximately 400,000 cubic meters of material to other sites. ArcelorMittal Luxembourg also has an environmental provision to secure, stabilize and conduct waterproofing treatment on mining galleries and entrances and various dumping areas in Mondercange, Differdange and Dommeldange. In addition, ArcelorMittal Luxembourg has secured the disposal of laddle slag, sludge and certain other residues coming from different sites at the Differdange dump for a total volume of 1,400,000 cubic meters until mid 2023. A provision of 35 covers these obligations.
ArcelorMittal Belval and Differdange has an environmental provision of 8 to clean historical landfills in order to meet the requirements of the Luxembourg Environment Administration and to cover dismantling and soil cleaning costs of the former PRIMOREC installation.
Poland
ArcelorMittal Poland S.A.’s environmental provision of 27 mainly relates to the obligation to reclaim a landfill site and to dispose of the residues which cannot be internally recycled or externally recovered. The provision also concerns the storage and disposal of iron-bearing sludge which cannot be reused in the manufacturing process under the new environmental law; waste storage time cannot exceed 1 year.
Germany
In Germany, the environmental provision of 26 essentially relates to ArcelorMittal Bremen’s post-closure obligations mainly established for soil remediation, groundwater treatment and monitoring at the Prosper coke plant in Bottrop.
Italy
In Italy, ArcelorMittal Italia has environmental provisions of 366.
A provision of 155 relates to remediation activities to be carried out in the site of Taranto derived from obligations on the previous operator that have been transferred to ArcelorMittal Italia through the environmental permit, the most significant elements being the waterproofing of certain areas to confine historical pollution, the removal of historical accumulation of process materials mainly consisting of blast furnace ("BF") and basic oxygen furnace ("BOF") dusts and sludges and scales, an action plan for the removal and disposal of asbestos-containing materials present on site, the dismantling of several installations no longer in operation, the dredging of the discharge channel and disposal of the sludge removed, the decontamination of high depth groundwater in the primary yards area and the capping of an exhausted landfill.
Provisions of 211 are allocated to the implementation of preventive measures, permanent safety measures and clean up measures in relation to historical pollution of soil and groundwater, not derived from obligations in the environmental permit, but that ArcelorMittal Italia undertook to implement as a contractual obligation vis-a-vis the previous operator.
Spain
In Spain, ArcelorMittal España has environmental provisions of 8 due to obligations of sealing landfills basically located in the Asturias site and post-closure obligations in accordance with national legislation. These obligations include the collection and treatment of leachates that can be generated during the operational phase and a period of 30 years after the closure.
South Africa
AMSA has environmental provisions of 127 to be used over 16 years, mainly relating to environmental remediation obligations attributable to historical or legacy settling/evaporation dams and waste disposal activities. An important determinant in the final timing of the remediation work relates to the obtaining of the necessary environmental authorizations.
A provision of 42 relates to the decommissioned Pretoria Works site. This site is in a state of partial decommissioning and rehabilitation with one coke battery and a small-sections rolling facility still in operation. AMSA transformed this old plant into an industrial hub for light industry since the late 1990s. Particular effort is directed to landfill sites, with sales of slag from legacy disposal sites to vendors in the construction industry continuing unabated, but other remediation works continued at a slow pace as remediation actions for these sites are long-term in nature due to a complex legal process that needs to be followed with authorities and surrounding landowners.
The Vanderbijlpark Works site, the main flat carbon steel operation of AMSA, contains a number of legacy facilities and areas requiring remediation. The remediation entails the implementation of rehabilitation and decontamination measures of waste disposal sites, waste water dams, ground water and historically contaminated open areas. 19 of the provision is allocated to this site.
The Newcastle Works site is the main long carbon steel operation of AMSA. A provision of 21 is allocated to this site. As with all operating sites of AMSA, the above retirement and remediation actions dovetail with numerous large capital expenditure projects dedicated to environmental management. In the case of the Newcastle site, the major current environmental capital project is for air quality improvements.
A provision of 38 relates to the environmental rehabilitation of the Thabazimbi Mine. AMSA holds an environmental trust which holds investments for a value of 25 that will be used for rehabilitation purposes.
The remainder of the obligation of 7 relates to Vereeniging site for the historical pollution that needs to be remediated at waste disposal sites, waste water dams and groundwater aquifers.
Canada
In Canada, ArcelorMittal Dofasco has an environmental provision of 39 for the expected cost of remediating toxic sediment located in the Company’s East Boatslip site, of which 11 is expected to be spent in 2020. ArcelorMittal Long Products Canada has an environmental provision of 2 for future disposal of sludge left in ponds after the flat mills closure at Contrecoeur.
Asset Retirement Obligations (“AROs”)
AROs arise from legal requirements and represent management’s best estimate of the present value of the costs that will be required to retire plant and equipment or to restore a site at the end of its useful life. As of December 31, 2019, ArcelorMittal had established provisions for asset retirement obligations of 478, including mainly 59 for Ukraine, 148 for Canada, 87 for the United States, 63 for Mexico, 14 for Belgium, 38 for Germany, 18 for South Africa, 12 for Brazil, 13 for Kazakhstan and 22 for Liberia.
The AROs in Ukraine are legal obligations for site rehabilitation at the iron ore mining site in Kryvyi Rih, upon closure of the mine pursuant to its restoration plan.
The AROs in Canada are legal obligations for site restoration and dismantling of the facilities near the mining sites in Mont-Wright and Fire Lake, and the accumulation area of mineral substances at the facility of Port-Cartier in Quebec, upon closure of the mines pursuant to the restoring plan of the mines.
The AROs in the United States principally relate to mine closure costs of the Hibbing and Minorca iron ore mines and Princeton coal mines.
The AROs in Mexico relate to the restoration costs following the closure of the Las Truchas, El Volcan and the joint operation of Pena Colorada iron ore mines.
In Belgium, the AROs are to cover the demolition costs for primary facilities at the Liège site.
In Germany, AROs principally relate to the Hamburg site, which operates on leased land with the contractual obligation to remove all buildings and other facilities upon the termination of the lease, and to the Prosper coke plant in Bottrop for filling the basin, restoring the layer and stabilizing the shoreline at the harbor.
The AROs in South Africa are for the Pretoria, Vanderbijlpark, Saldanha, Newcastle as well as the Coke and Chemical sites, and relate to the closure and clean-up of the plant associated with decommissioned tank farms, tar plants, chemical stores, railway lines, pipelines and defunct infrastructure.
In Brazil, the AROs relate to legal obligations to clean and restore the mining areas of Serra Azul and Andrade, both located in the State of Minas Gerais. The related provisions are expected to be settled in 2024 and 2029, respectively.
In Kazakhstan, the AROs relate to the restoration obligations of the iron ore and coal mines.
In Liberia, the AROs relate to iron ore mine and associated infrastructure and mine related environmental damage and compensation. They cover the closure and rehabilitation plan under both the current operating phase and the not yet completed Phase 2 expansion project.

Tax Claims
ArcelorMittal is a party to various tax claims. As of December 31, 2019, ArcelorMittal had recorded long term obligations related to income tax contingencies of 72 (see note 9.2) and provisions for other tax claims in the aggregate of 81 in respect of which it considers the risk of loss to be probable. Set out below is a summary description of the tax claims (i) in respect of which ArcelorMittal had recorded a provision as of December 31, 2019, (ii) that constitute a contingent liability, (iii) that were resolved in 2019 or (iv) that were resolved and had a financial impact in 2018 or 2017, in each case involving amounts deemed material by ArcelorMittal. The Company is vigorously defending against the pending claims discussed below.
Brazil
In 2003, the Federal Revenue Service granted ArcelorMittal Brasil (through its predecessor company, then known as CST) a tax benefit for certain investments. ArcelorMittal Brasil had received certificates from SUDENE, the former Agency for the Development of the Northeast Region of Brazil, confirming ArcelorMittal Brasil’s entitlement to this benefit. In September 2004, ArcelorMittal Brasil was notified of the annulment of these certificates. ArcelorMittal Brasil has pursued its right to this tax benefit through the courts against both ADENE, the successor to SUDENE, and against the Federal Revenue Service. The Federal Revenue Service issued a tax assessment in this regard for 451 in December 2007. In December 2008, the administrative tribunal of the first instance upheld the amount of the assessment. ArcelorMittal Brasil appealed to the administrative tribunal of the second instance, and, on August 8, 2012, the administrative tribunal of the second instance found in favor of ArcelorMittal Brasil invalidating the tax assessment, thereby ending this case except for 6, which is still pending a final decision. On April 16, 2011, ArcelorMittal Brasil received a further tax assessment for the periods of March, June and September 2007, which, taking into account interest and currency fluctuations, amounted to 163 as of December 31, 2018. In October 2011, the administrative tribunal of the first instance upheld the tax assessment received by ArcelorMittal Brasil on April 16, 2011, but decided that no penalty (amounting to 77 at that time) was due. Both parties have filed an appeal with the administrative tribunal of the second instance. In February 2018, the administrative tribunal of the second instance found in favor of ArcelorMittal Brasil and, in June 2018, the Federal Revenue Service filed an appeal with the administrative tribunal of the third instance. In January 2019, the administrative tribunal of the third instance found in favor of ArcelorMittal Brasil. No further appeal was filed by the Federal Revenue Service within the time limit so the case is closed definitively in favor of ArcelorMittal Brasil.
In 2011, ArcelorMittal Brasil (at the time SOL Coqueria Tubarão S.A.) received 21 separate tax assessments from the Revenue Service of the State of Espirito Santo for ICMS (a value-added tax) in an amount which totaled 31 relating to a tax incentive (INVEST) it used. The dispute concerns the definition of fixed assets. In August 2015, the administrative tribunal of the first instance upheld the 21 separate tax assessments. In September 2015, ArcelorMittal Brasil filed appeals with respect to each of the administrative tribunal’s decisions. As of December 31, 2018, there were final unfavorable decisions at the administrative tribunal level in 15 of the 21 cases, each of which ArcelorMittal Brasil has appealed to the judicial instance. In March 2018, the administrative tribunal of the third instance found in favor of ArcelorMittal Brasil sending the six other cases back to the administrative tribunal of the second instance. After the administrative tribunal of the second instance issued a partially favorable ruling on these six cases in December 2019, related only to the recognition of the limitation period of May 2005, a further appeal to the administrative tribunal of the third instance will be filed.
In 2011, ArcelorMittal Brasil received a tax assessment for corporate income tax (known as IRPJ) and social contributions on net profits (known as CSL) in relation to (i) the amortization of goodwill on the acquisition of Mendes Júnior Siderurgia (for the 2006 and 2007 fiscal years), (ii) the amortization of goodwill arising from the mandatory tender offer (MTO) made by ArcelorMittal to minority shareholders of Arcelor Brasil following the two-step merger of Arcelor and Mittal Steel N.V. (for the 2007 tax year), (iii) expenses related to pre-export financing used to finance the MTO, which were deemed by the tax authorities to be unnecessary for ArcelorMittal Brasil since the expenses were incurred to buy shares of its own company and (iv) CSL over profits of controlled companies in Argentina and Costa Rica. The amount claimed totals 518. On January 31, 2014, the administrative tribunal of the first instance found in partial favor of ArcelorMittal Brasil, reducing the penalty component of the assessment from, according to ArcelorMittal Brasil’s calculations, 266 to 141 (as calculated at the time of the assessment), while upholding the remainder of the assessment. The Federal Revenue Service has appealed the administrative tribunal’s decision to reduce the amount of the original penalty. ArcelorMittal Brasil has also appealed the administrative tribunal’s decision to uphold the tax authority’s assessment (including the revised penalty component). In September 2017, the administrative tribunal of the second instance found largely in favor of the Federal Revenue Service. In January 2018, ArcelorMittal Brasil filed a motion for clarification of this decision. In February 2018, the motion for clarification was rejected and, in March 2018, an appeal was filed to the administrative tribunal of the third instance.
In 2013, ArcelorMittal Brasil received a tax assessment in relation to the 2008-2010 tax years for IRPJ and CSL in relation to (i) the amortization of goodwill on the acquisition of Mendes Júnior Siderurgia, Dedini Siderurgia and CST, (ii) the amortization of goodwill arising from the MTO made by ArcelorMittal to minority shareholders of Arcelor Brasil following the two-step merger of Arcelor and Mittal Steel N.V. and (iii) CSL and IRPJ over profits of controlled companies in Argentina, Costa Rica, Venezuela and the Netherlands. The amount claimed totals 456. In October 2014, the administrative tribunal of the first instance found in favor of the Federal Revenue Service and ArcelorMittal Brasil filed its appeal in November 2014. In September 2017, the administrative tribunal of the second instance found in favor of the Federal Revenue Service. ArcelorMittal Brasil filed a motion for clarification with respect to this decision, which was denied, and thereafter filed an appeal to the administrative tribunal of the third instance.
In April 2016, ArcelorMittal Brasil received a tax assessment in relation to (i) the amortization of goodwill resulting from Mittal Steel’s MTO to the minority shareholders of Arcelor Brasil following Mittal Steel’s merger with Arcelor in 2007 and (ii) the amortization of goodwill resulting from ArcelorMittal Brasil’s acquisition of CST in 2008. While the assessment, if upheld, would not result in a cash payment as ArcelorMittal Brasil did not have any tax liability for the fiscal years in question (2011 and 2012), it would result in the write-off of 239 of ArcelorMittal Brasil’s net operating loss carryforwards and as a result could have an effect on net income over time. In May 2016, ArcelorMittal Brasil filed its defense, which was not accepted at the first administrative instance. On March 10, 2017, ArcelorMittal Brasil filed an appeal to the second administrative instance, which was rejected in May 2019. ArcelorMittal Brasil filed a motion for clarification which was denied in November 2019 and thereafter filed an appeal to the administrative tribunal of the third instance.
In December 2018, ArcelorMittal Brasil received a tax assessment of 151with respect to the 2013-2014 tax years, principally in relation to the amortization of goodwill resulting from Mittal Steel’s MTO to the minority shareholders of Arcelor Brasil following Mittal Steel’s merger with Arcelor in 2007. In January 2019, ArcelorMittal Brasil filed a defense in the first administrative instance, which issued an unfavorable decision in June 2019. An appeal to the second administrative instance was filed in July 2019.
In 2013, ArcelorMittal Brasil filed a lawsuit against the Federal Revenue Service disputing the basis of calculation of a tax called additional freight for the renewal of the Brazilian Merchant Navy ("AFRMM"), amounting to 65. The dispute is related to the inclusion of the unloading and land transport costs of the imported goods after landing to calculate AFRMM. In June 2013, ArcelorMittal Brasil obtained a preliminary decision allowing the Company not to pay such amount until a final decision was rendered. In February 2017, ArcelorMittal Brasil obtained a favorable decision at the judicial first instance which was upheld by the Federal Court of Appeals in February 2019. In July 2019, the Federal Revenue Service filed appeals with the Superior Court of Justice and the Supreme Court. In November 2018, a related tax assessment was received from the Federal Revenue Service claiming 22 as a penalty for alleged failure to comply with formal requirements in the import declarations delivered by the Company in the years 2013-2018, which were the subject matter of the preliminary decision of June 2013. In
December 2018, ArcelorMittal Brasil presented its defense in the first administrative instance, which in June 2019 decided in ArcelorMittal Brasil’s favor. This decision is subject to appeal. A further related tax assessment was received in September 2018 from the Federal Revenue Service claiming 0.3 as a penalty for alleged failure to comply with formal requirements in the import declarations delivered by the Company in the period between September and November 2013. In October 2018 ArcelorMittal Brasil presented its defense in the first administrative instance, and a decision is pending.
For over 20 years, ArcelorMittal Brasil has been challenging the basis of the calculation of the Brazilian COFINS and PIS social security taxes (specifically, whether Brazilian VAT may be deducted from the base amount on which the COFINS and PIS taxes are calculated). In March 2017, the Supreme Court decided a separate case, not involving ArcelorMittal Brasil, on the same subject in favor of the relevant taxpayers. Such separate Supreme Court decision, is of binding precedential value with respect to all similar cases, including those of ArcelorMittal Brasil. In July 2018, the second judicial instance found in favor of ArcelorMittal Brasil after applying the Supreme Court’s precedent. In December 2018, the Federal Revenue Service brought an appeal of the second judicial instance’s decision to the Supreme Court. In June 2019, the Federal Revenue Service’s appeal was dismissed in a final and unappealable decision in favor of ArcelorMittal Brasil.
In the period from 2014 to 2018, ArcelorMittal Brasil received six tax assessments from the Federal Revenue Service in the amount of 52 disputing its use of credits for PIS and COFINS social security taxes in 2010, 2011 and 2013. The dispute relates to the concept of production inputs in the context of these taxes. In the first case, the administrative tribunal of the first instance found partially in favor of ArcelorMittal Brasil. The decision was upheld in the administrative tribunal of the second instance and ArcelorMittal Brasil filed an appeal to the administrative tribunal of the third instance which ruled partially in favor of ArcelorMittal Brasil in May 2019. In January 2020, the case was sent back to the Federal Revenue which is verifying the extent of the administrative tribunal of the third instance’s decision in order to proceed with the write-off of amounts due. The remaining amount (yet to be defined) will be discussed in the judicial level. In the second case, the administrative tribunal of the first instance found partially in favor of ArcelorMittal Brasil and an appeal has been filed to the administrative tribunal of the second instance. In the third case, the administrative tribunal of the first instance upheld the tax assessment, and ArcelorMittal Brasil appealed to the administrative tribunal of the second instance. In the fourth and fifth cases, ArcelorMittal Brasil has filed its defenses to the administrative tribunal of the first instance. In the sixth case, the administrative tribunal of the first instance upheld the tax assessment, and ArcelorMittal Brasil appealed to the administrative tribunal of the second instance. In March, 2018, the Superior Court decided a leading case, not involving ArcelorMittal Brasil, that established that the restrictive concept of inputs adopted by the tax authorities is illegal and that credits over inputs must be accepted on the basis of the criteria of essentiality or relevance towards the production process of each taxpayer. In September 2018, the Federal Union published an internal orientation for its attorneys, expressing a restrictive view of the Superior Court’s decision and determining that each individual case would be analyzed in order to decide whether the items are essential or not. In that sense, ArcelorMittal Brasil’s cases will be submitted for review by the Federal Union Attorney’s office before further decisions are taken.
In May 2014, ArcelorMittal Comercializadora de Energia received a tax assessment from the state of Minas Gerais alleging that the Company did not correctly calculate tax credits on interstate sales of electricity from February 2012 to December 2013. The amount claimed totals 41. ArcelorMittal Comercializadora de Energia filed its defense in June 2014. Following an unfavorable administrative decision in November 2014, ArcelorMittal filed an appeal in December 2014. In March 2015, there was a further unfavorable decision at the second administrative level. Following the conclusion of this proceeding at the administrative level, the Company received the tax enforcement notice in December 2015 and filed its defense in February 2016. In April 2016, ArcelorMittal Comercializadora de Energia received an additional tax assessment in the amount, of 58, after taking account of a reduction of fines mentioned below regarding the same matter, for infractions which allegedly occurred during the 2014 to 2015 period, and filed its defense in May 2016. In May 2017, there was a further unfavorable decision at the second administrative level in respect of the tax assessment received in April 2016. In June 2017, ArcelorMittal Comercializadora de Energia filed an appeal to the second administrative instance. This appeal was rejected in August 2017. In October and November 2017, the Company appealed in relation to both tax assessments to the judicial instance. In November 2017, the Company received a notice from the tax authority informing it of the reduction of the fines element by 18, due to the retroactive application of a new law. In February 2019, due to the retrospective application of a new law, a reduction of the fine element of 9 was finalized in the first case.
In the period from May to July 2015, ArcelorMittal Brasil received nine tax assessments from the state of Rio Grande do Sul alleging that the Company, through its branches in that state, had not made advance payments of ICMS on sales in that state covering the period from May 2010 to April 2015. The amount claimed totals 88. The administrative tribunal of the first instance upheld the tax assessments in each of the nine cases, and ArcelorMittal Brasil appealed each of the administrative tribunal’s decisions. Each case was decided unfavorably to ArcelorMittal Brasil at the administrative tribunal of the second instance, and ArcelorMittal Brasil has appealed the cases to the judicial instance.
On May 17, 2016, ArcelorMittal Brasil received a tax assessment from the state of Santa Catarina in the amount of 138 alleging that it had used improper methods to calculate the amount of its ICMS credits. ArcelorMittal Brasil filed its defense in July 2016. In December 2016, ArcelorMittal Brasil received an unfavorable decision at the first administrative level, in respect of which it filed an appeal. In March 2018, the administrative tribunal of the second instance found against ArcelorMittal Brasil and, in April 2018, ArcelorMittal Brasil filed an appeal to the administrative tribunal of the third instance. In December 2019, the tax assessment was upheld by the administrative tribunal of the third instance. In January 2020, ArcelorMittal Brasil filed a motion for clarification.
Mexico
In 2015, the Mexican Tax Administration Service issued a tax assessment to ArcelorMittal Mexico, alleging that ArcelorMittal Mexico owes 182 with respect to 2008, principally due to improper interest deductions relating to certain loans, and unpaid corporate income tax for interest payments that the tax authority has categorized as dividends. In November 2015, ArcelorMittal Mexico filed an administrative appeal in respect of this assessment, which was dismissed by the tax authority. In November 2017, ArcelorMittal Mexico filed an annulment complaint before a Federal Administrative and Tax Justice Court, which has not been determined.
With respect to 2007 and 2009, the Mexican Tax Administration Service also challenged the interest deduction related to the aforementioned loans and issued tax assessments to ArcelorMittal Mexico for 23 and 28, respectively. In November 2018, a Federal Administrative and Tax Justice Court ruled against the annulment complaint filed by ArcelorMittal Mexico in relation to the 2007 tax assessment and in December 2018, ArcelorMittal Mexico filed a constitutional claim before the Collegiate Tribunal For Administrative Matters, which was rejected in June 2019. A review appeal was filed in July 2019 and rejected in August 2019. An extraordinary appeal of constitutional review was filed against this decision in September 2019 before the Supreme Court of Justice for consideration. In November 2019, the Court dismissed the extraordinary appeal of constitutional review confirming the earlier decision in favor of the tax authorities, although this decision has not yet been officially notified. No further appeal is possible. With respect to the 2009 tax assessment, in November 2016 ArcelorMittal Mexico filed an administrative appeal before the Administrative Authority on Federal Tax Matters, which has not been decided.
In 2013, the Mexican Tax Administration Service issued a tax assessment to ArcelorMittal Las Truchas, alleging that ArcelorMittal Las Truchas owes 87 in respect of (i) non-payment of withholding tax on capitalized interest, (ii) non-deduction of accrued interest regarding certain loans, and (iii) reduction of the taxable basis of assets in 2007. In 2015, ArcelorMittal Las Truchas filed an administrative appeal in respect of the aforementioned assessment, which the tax authority dismissed. In October 2015, ArcelorMittal Las Truchas filed an annulment complaint before the Federal Administrative and Tax Justice Court, which ruled partially in favor of ArcelorMittal Las Truchas in October 2018. The tax authority filed an application for judicial review in January 2019. ArcelorMittal Las Truchas also filed a nullity lawsuit to challenge the ruling in respect of items (ii) and (iii).
In October 2018, the Mexican Tax Administration Service issued a tax assessment to ArcelorMittal Las Truchas, alleging that ArcelorMittal Las Truchas owes 92 with respect to 2013 due to: (i) improper interest deductions relating to certain loans and (ii) non-deduction of advanced rent payments. In November 2018, ArcelorMittal Las Truchas filed an administrative appeal before the Administrative Authority on Federal Tax Matters, which was partially rejected in June 2019 and is being appealed.
Ukraine

In October 2019, ArcelorMittal Kryvyi Rih received a tax order from Ukrainian tax authorities covering the findings of a tax audit for the period from 2015 through the first quarter of 2019 which claimed the Company owes additional taxes of 313 for that period. ArcelorMittal Kryvyi Rih appealed this order to the tax authorities resulting in a significant reduction of the amounts claimed. In January 2020, ArcelorMittal Kryvyi Rih filed 3 legal actions with the Kyiv District Administrative Court seeking to cancel the remaining additional charges amounting to 145.
Competition/Antitrust Claims
ArcelorMittal is a party to various competition/antitrust claims. As of December 31, 2019, ArcelorMittal had not recorded any provisions in respect of such claims. Set out below is a summary description of competition/antitrust claims (i) that constitute a contingent liability, (ii) that were resolved in 2019 or (iii) that were resolved and had a financial impact in 2018 or
2017, in each case involving amounts deemed material by ArcelorMittal. The Company is vigorously defending against each of the pending claims discussed below.
Brazil
In September 2000, two construction trade organizations filed a complaint with Brazil’s Administrative Council for Economic Defense (“CADE”) against three long steel producers, including ArcelorMittal Brasil. The complaint alleged that these producers colluded to raise prices in the Brazilian rebar market, thereby violating applicable antitrust laws. In September 2005, CADE issued its final decision against ArcelorMittal Brasil, imposing a fine of 61. ArcelorMittal Brasil appealed the decision to the Brazilian Federal Court. In September 2006, ArcelorMittal Brasil offered a guarantee letter and obtained an injunction to suspend enforcement of this decision pending the court’s judgment. In September 2017, the Court found against ArcelorMittal Brasil. In October 2017, ArcelorMittal Brasil filed a motion for clarification of this decision, which was dismissed. In December 2017, ArcelorMittal Brasil filed an appeal to the second judicial instance.
There is also a related class action commenced by the Federal Public Prosecutor of the state of Minas Gerais against ArcelorMittal Brasil for damages in an amount of 65 based on the alleged violations investigated by CADE.
A further related lawsuit was commenced in February 2011 by four units of Sinduscons, a civil construction trade organization, in federal court in Brasilia against, inter alia, ArcelorMittal Brasil claiming damages based on an alleged cartel in the rebar market as investigated by CADE and as noted above.
Germany
In the first half of 2016, the German Federal Cartel Office carried out unannounced investigations of ArcelorMittal Ruhrort GmbH and ArcelorMittal Commercial Long Deutschland GmbH following alleged breaches of antitrust rules. ArcelorMittal Ruhrort GmbH and ArcelorMittal Commercial Long Deutschland GmbH cooperated with the German Federal Cartel Office in its investigation and, in July 2018, as a result of a settlement process, the Company and the Federal Cartel Office reached agreement as to a 146 fine to be paid by ArcelorMittal Commercial Long Deutschland GmbH. The fine was paid in August 2018 ending the investigation as concerns the ArcelorMittal entities.
In August 2017, the German Federal Cartel Office carried out unannounced investigations of ArcelorMittal Bremen, ArcelorMittal Eisenhüttenstadt GmbH and ArcelorMittal Berlin Holding GmbH principally relating to alleged breaches of antitrust rules concerning (i) an agreement between flat steel producers regarding extras from June 2006 - March 2016 (ii) impermissible exchanges of sensitive information between competitors from 1986 - 2016 and (iii) an agreement to continue market and price structures introduced by the European Coal and Steel Community from 2002-2016. In February 2020,the German Federal Cartel Office notified  the said companies of the formal closure of the investigation with no action being taken.
Other Legal Claims
ArcelorMittal is a party to various other legal claims. As of December 31, 2019, ArcelorMittal had recorded provisions of 231 for other legal claims in respect of which it considers the risk of loss to be probable. Set out below is a summary description of the other legal claims (i) in respect of which ArcelorMittal had recorded a provision as of December 31, 2019, (ii) that constitute a contingent liability, (iii) that were resolved in 2019, or (iv) that were resolved and had a financial impact in 2018 or 2017, in each case involving amounts deemed material by ArcelorMittal. The Company is vigorously defending against each of the claims discussed below that remain pending.
Argentina
Over the course of 2007 to 2018, the Argentinian Customs Office Authority (“Aduana”) notified Acindar, the Company's Argentinian subsidiary, of certain inquiries that it was conducting with respect to prices declared by Acindar related to iron ore imports. The Customs Office Authority was seeking to determine whether Acindar incorrectly declared prices for iron ore imports from several different Brazilian suppliers and from ArcelorMittal Sourcing originally on 39 different claims concerning several shipments made between 2002 and 2014. The investigations are subject to the administrative procedures of the Customs Office Authority and are at different procedural stages depending on the filing date of the investigation. In March 2018, the Customs Office Authority issued a general instruction that orders customs to withdraw current claims related to the difference between import prices in Argentina and export prices of iron ore when exiting Brazil, which has led to a reduction in the number of claims and amounts claimed against Acindar. As of January 2020, the aggregate amount claimed by the Customs Office Authority in respect of all iron ore shipments is 93 in 19 different cases. Of these 19 cases, 4 are still in the administrative branch of the Customs Office Authority and the other 15 cases, in which the administrative branch of the Customs Office Authority ruled against Acindar, have been appealed to the Argentinian National Fiscal Court.
Brazil
In 2015, the SINDIMETAL (employees’ union) filed a lawsuit against ArcelorMittal Brasil to annul all the collective labor agreements related to 12-hour work shifts. In 2018, at the Labor Court of Vitória/ES, the case was dismissed. SINDIMETAL subsequently appealed to the Regional Labor Court of Appeals, which in 2019 reversed the ruling of the first judicial instance and ordered the payment of overtime wages, based on the argument that the 12-hour working day was unconstitutional. In September 2019, ArcelorMittal Brasil filed an appeal with the Superior Labor Court on the grounds of (i) the constitutionality of collective labor agreements; (ii) ArcelorMittal Brasil was obliged to maintain the 12-hour work shift in the period between November 2011 and November 2012 by another judicial decision; and (iii) the Supreme Court has ordered the suspension of legal proceedings in which there is a discussion about the validity of collective labor agreements due to a pending decision in a case not involving ArcelorMittal Brasil with binding precedential value on similar cases. This decision impacts a group of approximately 2,500 employees.

In April 2017, a shareholder in Siderúrgica Três Lagoas (“SITREL”), commenced an arbitration against Votorantim Siderurgia S.A. (which subsequently merged into ArcelorMittal Brasil) and SITREL with the Center for Arbitration and Mediation of the Chamber of Commerce Brazil-Canada (CAM-CCBC). The dispute concerns a provision in SITREL’s joint venture agreement relating to the formula used to determine the selling price for steel billets supplied by ArcelorMittal Brasil to SITREL from January 2013 onwards. The shareholder has alleged that the steel billets were overpriced and is seeking compensation for overpaid amounts on both a retrospective and prospective basis, with the initial amount claimed totalling 42. The case is currently at a pre-hearing stage, where evidence is being collected. In November 2019, an expert report on accounting questions was presented and an expert report concerning economic questions is pending conclusion.

Canada
In April 2011, a proceeding was commenced before the Ontario (Canada) Superior Court of Justice under the Ontario Class Proceedings Act, 1992, against ArcelorMittal, Baffinland, and certain other parties relating to the January 2011 take-over of Baffinland by ArcelorMittal, Nunavut Iron Ore Holdings and 1843208 Ontario Inc. The action alleges that the tender offer document contained certain misrepresentations and seeks damages in an aggregate amount of 764 (CAD 1 billion) or rescission of the transfer of the Baffinland securities by members of a class comprised of all Baffinland securities holders who tendered their Baffinland securities, and whose securities were taken up, in connection with the take-over between September 22, 2010 and February 17, 2011, or otherwise disposed of their Baffinland securities on or after January 14, 2011. The class certification hearings were held in January 2018, and the court certified the class in a decision dated May 18, 2018. The court also certified the statutory circular misrepresentation, insider trading, unjust enrichment and oppression claims. The court included in the class persons who tendered their Baffinland securities to the take-over bid and, for purposes of the oppression claims only, persons who sold their Baffinland securities in the secondary market after January 13, 2011. The court excluded from the class those persons who disposed of their Baffinland securities pursuant to a court ordered plan of arrangement. In June 2019, the parties entered into a settlement agreement in which the defendants agreed to pay 5 (CAD 6.5 million) to the class subject to the approval of the court. The settlement contained a threshold for opt outs which, if exceeded, gave any of the defendants the right to terminate the settlement. The settlement was approved by the Ontario Court in September 2019 and, following the expiry of the period for any appeal, is now final.

Italy
In January 2010, ArcelorMittal received notice of a claim filed by Finmasi S.p.A. relating to a memorandum of agreement (“MoA”) entered into between ArcelorMittal Distribution Services France (“AMDSF”) and Finmasi in 2008. The MoA provided that AMDSF would acquire certain of Finmasi’s businesses for an amount not to exceed 104, subject to the satisfaction of certain conditions precedent, which, in AMDSF’s view, were not fulfilled. Finmasi sued for (i) enforcement of the MoA, (ii) damages of 16 to 27 or (iii) recovery costs plus quantum damages for Finmasi’s alleged lost opportunity to sell to another buyer. In September 2011, the court rejected Finmasi’s claims other than its second claim. The court appointed an expert to determine the quantum of damages. In May 2013, the expert’s report was issued and valued the quantum of damages in the range of 42 to 67. ArcelorMittal appealed the decision on the merits. In May 2014, the Court of Appeal issued a decision rejecting ArcelorMittal’s appeal. On June 20, 2014, ArcelorMittal filed an appeal of the Court of Appeal’s judgment with the Italian Court of Cassation. On April 11, 2018, the Court of Cassation rejected the appeal on the merits and upheld the Court of
Appeal’s decision. On December 18, 2014, the Court of Milan issued a decision on the quantum of the damages and valued the quantum of damages in the sum of 27 plus interest. In June 2015, both parties served appeals of the decision on the quantum, with ArcelorMittal also seeking the suspension of the enforceability of the decision. On July 1, 2015, Finmasi formally notified AMDSF the declaration of enforcement of the decision of December 18, 2014. On July 28, 2015, AMDSF filed an appeal against such declaration with the Court of Appeal of Reims in France. At a hearing on December 1, 2015, the Italian Court of Appeal accepted the suspension of the enforcement of the decision of December 18, 2014, following the agreement of AMDSF to provide a guarantee for its value. In March 2016, on the joint application of the parties, the Court of Appeal of Reims ordered the suspension of the proceedings. On July 19, 2018, the Court of Appeal upheld the Court of Milan’s decision on quantum dated December 18, 2014. In September 2018, ArcelorMittal filed an appeal to the Court of Cassation. In January 2019, Finmasi called on the AMDSF guarantee issued in the context of the enforcement proceedings that were suspended in 2015.
On November 4, 2019, after the law adopted by the Italian Parliament which removed the legal protection necessary for AM InvestCo to implement its environmental plan without the risk of criminal liability became effective, AM InvestCo sent to the former Ilva business’ legal representatives (i.e. the commissioners in Ilva’s extraordinary administration insolvency procedure, the “Commissioners”) a notice to withdraw from, or terminate, the agreement for the lease and subsequent conditional purchase of the former Ilva business and certain of its subsidiaries. On November 5, 2019, AM InvestCo served the Commissioners with a writ of summons to, inter alia, ascertain and declare the lawfulness and validity of its withdrawal and termination of the agreement. The Civil Court of Milan scheduled the first hearing for May 6, 2020. On November 15, 2019, the Commissioners filed suit in the same court seeking an injunction to prevent AM InvestCo’s withdrawal from, and termination of, the agreement and require AM InvestCo to stop the implementation of its plan to suspend the operations and to continue the maintenance and operation of the leased business units. The Commissioners also requested that the court require AM InvestCo to pay 1,123 (€1 billion) in the event that it fails to comply with an adverse decision on the Commissioners’ application for interim injunctions. Moreover, following a complaint filed by the Commissioners, in mid-November 2019 prosecutors in Milan and Taranto opened investigations into potential violations of numerous criminal laws. The hearing to discuss the Commissioners’ application for interim measures was originally set for November 27, 2019, pending which AM InvestCo suspended the implementation of its plan to suspend the operations at ArcelorMittal Italia. At the hearing, the court granted the request by the Commissioners and AM InvestCo for postponement (to December 20, 2019) in order to allow the development of ongoing negotiations, on the basis that AM InvestCo assure the maintenance of the normal functioning of the plants and guarantee production continuity pending such negotiations. On December 20, 2019, ArcelorMittal announced that AM InvestCo had signed a non-binding agreement with the Commissioners that forms a basis to continue negotiations on a new industrial plan for ArcelorMittal Italia, and in light thereof, the Civil Court of Milan granted the parties’ request to further postpone the hearing until February 7, 2020 and on that date until March 6, 2020. Under the agreement, AM InvestCo has posted a performance bond of 101 (€90 million). ArcelorMittal expects to continue to consolidate ArcelorMittal Italia, as it has retained power over the relevant activities and continues to be exposed to the losses incurred by the subsidiary, unless and until the control of the assets is transferred to the Commissioners or other changes in power or exposure to variable returns occur. ArcelorMittal continues to monitor its risk of criminal liability pending the implementation of its environmental plan for ArcelorMittal Italia and, at this time, is unable to assess the likelihood of any proceedings or the amount of any potential ensuing liability.

On February 27, 2020, the Mayor of Taranto adopted an order addressed to ArcelorMittal Italia and Ilva related to certain emissions events that appear to have occurred in August 2019 and February 22 and 23, 2020 and that allegedly concern the Taranto plant. The order requires  ArcelorMittal Italia to identify the responsible installations within 30 days, to eliminate any anomalies at such installations causing such emission events within 60 days or, if necessary, to shut down certain installations related to such emissions events. The Mayor of Taranto also alleges that it did not receive adequate responses from the Italian Ministry of the Environment with respect to such emissions events. ArcelorMittal Italia considers the order to be unfounded and will appeal it. Following the order, the Ministry of the Environment requested additional information from the Mayor of Taranto about the events (including the type of emissions and how the events can be connected to the Taranto plant) and has also requested information from certain other industrial companies in Taranto, as to any anomalies, accidents or events that may have occurred on February 22 and 23, 2020. ArcelorMittal Italia is preparing its responses to the request for information from the Ministry of the Environment, which will also be provided to the Mayor of Taranto.

Luxembourg
In June 2012, the Company received writs of summons in respect of claims made by 59 former employees of ArcelorMittal Luxembourg. The claimants allege that they are owed compensation based on the complementary pension scheme that went into effect in Luxembourg in January 2000. The aggregate amount claimed by such former employees (bearing in mind that other former employees may bring similar claims) is 66. Given the similarities in the claims, the parties agreed to limit the pending proceedings to four test claims. In April 2013, the Esch-sur-Alzette labor court rejected two of these test claims. The relevant plaintiffs are appealing these decisions. In November 2013, the Luxembourg city labor court rejected the two other test claims, which are also being appealed.
France
Certain subsidiaries of the ArcelorMittal group are parties to proceedings, dating from 2010, against Engie and Engie Thermique France which claim damages in the amount of 162 or alternatively 153 for an alleged wrongful termination of a contract for the transformation of steel production gas into electricity. The ArcelorMittal subsidiaries have filed a counterclaim in the amount of 137. The contract had been entered into in 2006 for a term of 20 years. ArcelorMittal Méditerranée terminated it in July 2010 on the basis that Engie was solely responsible for the delay in the commissioning of the power plant (which suffered from significant malfunctions) constructed for the transformation of steel production gas into electricity. Engie claims that ArcelorMittal was in breach of the contract at the time of the termination due to certain alleged issues with the furnishing and quality of its steel production gas, and therefore unable to terminate the contract based on the sole breaches of Engie. The case was heard before the Commercial Court of Nanterre. In November 2019, the Appeals Court of Versailles determined (having been asked to decide whether a decision by the Commercial Court of Nanterre was in fact an official, formal judgment) that the earlier decision of the Commercial Court of Nanterre was the official first instance decision of the court. As a result, ArcelorMittal is ordered to pay damages of 3 plus interest. The decision is subject to appeal.

Retired and current employees of certain French subsidiaries of the former Arcelor have initiated lawsuits to obtain compensation for asbestos exposure in excess of the amounts paid by French social security (“Social Security”). Asbestos claims in France initially are made by way of a declaration of a work-related illness by the claimant to the Social Security authorities resulting in an investigation and a level of compensation paid by Social Security. Once the Social Security authorities recognize the work-related illness, the claimant, depending on the circumstances, can also file an action for inexcusable negligence (faute inexcusable) to obtain additional compensation from the company before a special tribunal. Where procedural errors are made by Social Security, it is required to assume full payment of damages awarded to the claimants. Due to fewer procedural errors made by Social Security, changes in the regulations and, consequently, fewer rejected cases, ArcelorMittal has been required to pay some amounts in damages since 2011.
The number of claims outstanding for asbestos exposure at December 31, 2019 was 337 as compared to 367 at December 31, 2018. The range of amounts claimed for the year ended December 31, 2019 was $35,000 to $745,000. The aggregate costs and settlements for the year ended December 31, 2019 were 7.77, of which 0.15 represented legal fees and 7.6 represented damages paid to the claimant. The aggregate costs and settlements for the year ended December 31, 2018 were 7.67, of which 0.27 represented legal fees and 7.4 represented damages paid to the claimant.
Minority Shareholder Claims Regarding the Exchange Ratio in the Second-Step Merger of ArcelorMittal into Arcelor
ArcelorMittal is the company that results from the acquisition of Arcelor by Mittal Steel N.V. in 2006 and a subsequent two-step merger between Mittal Steel and ArcelorMittal and then ArcelorMittal and Arcelor. Following completion of this merger process, several former minority shareholders of Arcelor or their representatives brought legal proceedings regarding the exchange ratio applied in the second-step merger between ArcelorMittal and Arcelor and the merger process as a whole.
ArcelorMittal believes that the allegations made and claims brought by such minority shareholders are without merit and that the exchange ratio and merger process complied with the requirements of applicable law, were consistent with previous guidance on the principles that would be used to determine the exchange ratio in the second-step merger and that the merger exchange ratio was relevant and reasonable to shareholders of both merged entities.
Set out below is a summary of ongoing matters in this regard. Several other claims brought before other courts and regulators were dismissed and are definitively closed.
On January 8, 2008, ArcelorMittal received a writ of summons on behalf of four hedge fund shareholders of Arcelor to appear before the civil court of Luxembourg. The summons was also served on all natural persons sitting on the Board of Directors of ArcelorMittal at the time of the merger and on the Significant Shareholder. The plaintiffs alleged in particular that, based on Mittal Steel’s and Arcelor’s disclosure and public statements, investors had a legitimate expectation that the exchange ratio in the second-step merger would be the same as that of the secondary exchange offer component of Mittal Steel’s June 2006 tender offer for Arcelor (i.e., 11 Mittal Steel shares for 7 Arcelor shares), and that the second-step merger did not comply with certain provisions of Luxembourg company law. They claimed, inter alia, the cancellation of certain resolutions (of the Board of Directors and of the Shareholders meeting) in connection with the merger, the grant of additional shares, or damages in an amount of 216. By judgment dated November 30, 2011, the Luxembourg civil court declared all of the plaintiffs’ claims inadmissible and dismissed them. The judgment was appealed in May 2012. By judgment dated February 15, 2017, the Luxembourg Court of Appeal declared all but one of the plaintiffs’ claims inadmissible, remanded the proceedings on the merits to the lower court with respect to the admissible claimant and dismissed all other claims. In June 2017, the plaintiffs filed an appeal of this decision to the Court of Cassation. The Court of Cassation confirmed the Court of Appeal’s judgment on May 18, 2018. The proceedings remain pending before the lower court with the admissible claimant who claims inter alia, the cancellation of certain resolutions (of the Board of Directors and of the Shareholders meeting) in connection with the merger, the grant of additional shares, or damages in an amount of 25.
On May 15, 2012, ArcelorMittal received a writ of summons on behalf of Association Actionnaires d'Arcelor (“AAA”), a French association of former minority shareholders of Arcelor, to appear before the civil court of Paris. In such writ of summons, AAA claimed (on grounds similar to those in the Luxembourg proceedings summarized above) inter alia damages in a nominal amount and reserved the right to seek additional remedies including the cancellation of the merger. The proceedings before the civil court of Paris have been stayed, pursuant to a ruling of such court on July 4, 2013, pending a preparatory investigation (instruction préparatoire) by a criminal judge magistrate (juge d’instruction) triggered by the complaints (plainte avec constitution de partie civile) of AAA and several hedge funds (who quantified their total alleged damages at 282), including those who filed the claims before the Luxembourg courts described (and quantified) above. The dismissal of charges (non-lieu) ending the preparatory investigation became final in March 2018.
9.4 Commitments

	December 31,
	2019	2018
Purchase commitments	19,697	24,594
Guarantees, pledges and other collateral	7,815	5,527
Non-cancellable operating leases*	—	1,869
Capital expenditure commitments	448	697
Other commitments	3,201	3,516
Total	31,161	36,203

*As a result of the adoption of IFRS 16 "Leases" as of January 1, 2019, the Company has recognized right–of–use assets and lease liabilities related to non–cancellable operating leases. See notes 1 and 7.
Purchase commitments
Purchase commitments consist primarily of major agreements for procuring iron ore, coking coal, coke and hot metal. The Company also has a number of agreements for electricity, industrial and natural gas, scrap and freight. In addition to those purchase commitments disclosed above, the Company enters into purchasing contracts as part of its normal operations which have minimum volume requirements but for which there are no take-or-pay or penalty clauses included in the contract. The Company does not believe these contracts have an adverse effect on its liquidity position.
Purchase commitments include commitments given to associates for 592 and 405 as of December 31, 2019 and 2018, respectively. Purchase commitments include commitments given to joint ventures for 1,521 and 2,246 as of December 31, 2019 and 2018, respectively. Commitments given to joint ventures related to purchase of output from Tameh decreased from 1,489 as of December 31, 2018 to 852 as of December 31, 2019 mainly as a result of the sale of ArcelorMittal Ostrava a.s. (see note 2.3.1). Commitments given to joint ventures also include purchase commitments of 649 and 711 related to Enerfos as of December 31, 2019 and 2018, respectively.
Guarantees, pledges and other collateral
Guarantees related to financial debt and credit lines given on behalf of third parties were 158 and 235 as of December 31, 2019 and 2018, respectively. Additionally, nil and 7 were related to guarantees given on behalf of associates as of December 31, 2019 and 2018, respectively and guarantees of 3,836 and 1,079 were given on behalf of joint ventures as of December 31, 2019 and 2018, respectively. Guarantees given on behalf of joint ventures include 288 and 348 for the guarantees issued on behalf of Calvert and 346 and 397 for the guarantees issued on behalf of ArcelorMittal Tubular Products Al Jubail ("Al Jubail") as of December 31, 2019 and 2018, respectively. The increase in guarantees given on behalf of joint ventures includes 2,571 with respect to the AMNS India joint venture (see note 2.4.1) and 232 (net of 50% counter guarantee from Prime Shipping Investments Limited, an affiliate of DryLog) in relation to outstanding lease liabilities for vessels operated by Global Chartering (see note 2.3.1.).
Due to the failure of other shareholders to provide requisite equity funding by December 31, 2018, the Company's joint venture Al Jubail’s indebtedness became technically in default as of such date. As of December 31, 2019, the technical default remains pending completion of formalities as the joint venture completed the conditions necessary to clear the default, including the capital increase, prior to year end. ArcelorMittal’s guarantee of such indebtedness has not been called by the lenders, and ArcelorMittal does not currently expect it to be called. The technical default relates only to the indebtedness of the joint venture and is not expected to affect the availability or maturity of any borrowings of ArcelorMittal.
As of December 31, 2019, pledges and other collateral mainly relate to (i) mortgages entered into by the Company’s operating subsidiaries and (ii) inventories and receivables pledged to secure the South African Rand revolving borrowing base finance facility for the amount drawn of 81 and ceded bank accounts to secure environmental obligations, true sale of receivables programs and the revolving borrowing base finance facility in South Africa of 64. Pledges of property, plant and equipment were 155 and 225 as of December 31, 2019 and 2018, respectively. Other sureties, first demand guarantees, letters of credit, pledges and other collateral included 356 and 380 of commitments given on behalf of associates as of December 31, 2019 and 2018, respectively and 293 and 154 of commitments given on behalf of joint ventures as of December 31, 2019 and 2018, respectively.
In addition, other sureties, first demand guarantees, letters of credit, pledges and other collateral include 504 as of December 31, 2019 in relation to the Company's share of the obligation to deliver the follow-on funding for AMNS India in accordance with the second amended joint venture formation agreement.
Other sureties, first demand guarantees, letters of credit, pledges and other collateral included 567 as of December 31, 2018 in relation to a performance guarantee provided by the Company for the execution of the AMNS India resolution plan. The performance guarantee terminated on December 31, 2019.
Capital expenditure commitments
Capital expenditure commitments mainly relate to commitments associated with investments in expansion and improvement projects by various subsidiaries.
In 2016, AMSA committed to an investment program in connection with the competition commission settlement. The remaining capital expenditure commitment was 139 and 171 as of December 31, 2019 and 2018, respectively.
Capital expenditure commitments also include 250 and 413 as of December 31, 2019 and 2018, respectively, for the 1,000 three-year investment program at the Company's Mexican operations announced in 2017, which is focused on building ArcelorMittal Mexico’s downstream capabilities. The main investment will be the construction of a new hot strip mill with capacity of approximately 2.5 million tonnes.
Other commitments
Other commitments given comprise mainly commitments incurred for gas supply to electricity suppliers.
As of September 21, 2018 an Environmental Commitment Agreement ("ECA") has been executed between ArcelorMittal Brasil, local government and the Brazilian environmental authorities. ArcelorMittal Brasil committed to carry out, over the next 5 years, a series of environmental operational and capital investments with the aim to reduce atmospheric emissions from the Company's Tubarão site. To comply with the ECA requirements, ArcelorMittal Brasil may need to acquire new equipment and change some of its current operating methods and processes. The underlying costs to implement those investments are still being estimated by ArcelorMittal Brasil and the outcome of this estimate could be material. The non-compliance with ECA would lead to fines amounting to a maximum of 26 as of December 31, 2019 and 2018.
As of December 31, 2019, capital expenditure commitments relating to the Ilva acquisition include 1,311 industrial capital expenditure commitments over a remaining six-year period focused on blast furnaces, steel shops and finishing lines (1,439 as of December 31, 2018) and 688 environmental capital expenditure commitments (917 as of December 31, 2018).
Commitments to sell
In addition to the commitments presented above, the Company has firm commitments to sell for which it also has firm commitments to purchase included in purchase commitments for 215 and 201 as of December 31, 2019 and 2018, respectively, and mainly related to natural gas and electricity.